Northwestern Mutual Series Fund, Inc.
Emerging Markets Equity Portfolio
Supplement Dated November 14, 2022
to the
Summary Prospectus for the Emerging Markets Equity Portfolio Dated May 1, 2022
The following information supplements the Summary Prospectus for the Emerging Markets Equity Portfolio of Northwestern Mutual Series Fund, Inc. (the “Fund”) dated May 1, 2022 (the “Summary Prospectus”). You should read this Supplement together with the Summary Prospectus.
Sub-Adviser Name Change
Effective November 25, 2022, Aberdeen Asset Managers Limited (“Aberdeen”), sub-adviser for the Emerging Markets Equity Portfolio, will change its name to abrdn Investments Limited and from and after that date any and all references in the Summary Prospectus to the sub-adviser for the Emerging Markets Equity Portfolio shall be deemed to refer to abrdn Investments Limited. Please be advised that certain client-facing materials (including, for example, account statements and transaction forms) and certain client website descriptions may continue to refer to Aberdeen when identifying the sub-adviser for the Emerging Markets Equity Portfolio until such time that internal system name change processes are completed.
Please retain this Supplement for future reference.